Exhibit 10(aaa)

Execution Copy

SENIOR UNSECURED GUARANTEE

THIS SENIOR UNSECURED GUARANTEE dated as of October 10, 2007, by US Holdings (as identified below), each of the other signatories listed on the signature pages hereto and each of the other entities that becomes a party hereto pursuant to Section 19 (the “Subsidiary Guarantors” together with US Holdings, the “Guarantors” and individually, a “Guarantor”), in favor of Morgan Stanley Senior Funding, Inc., as the Administrative Agent for the benefit of the Guaranteed Parties.

W I T N E S S E T H:

WHEREAS, reference is made to that certain Senior Unsecured Interim Loan Agreement, dated as of October 10, 2007 (as the same may be amended, restated, supplemented or otherwise modified, refinanced or replaced from time to time, the “Loan Agreement”) among Energy Future Competitive Holdings Company, a Texas corporation (“US Holdings”), Texas Competitive Electric Holdings Company LLC, a Delaware limited liability company (the “Company”), TCEH Finance, Inc., a Delaware corporation (“TCEH” together with the Company, the “Borrower”), the lenders or other financial institutions or entities from time to time party thereto (the “Lenders”), Morgan Stanley Senior Funding, Inc., as Administrative Agent, and the other Agents party thereto, pursuant to which, among other things, the Lenders have severally agreed to make Loans to the Borrower (the “Extensions of Credit”) upon the terms and subject to the conditions set forth therein;

WHEREAS, the Company is a wholly-owned Subsidiary of US Holdings;

WHEREAS, each Subsidiary Guarantor is a direct or indirect wholly-owned Subsidiary of the Company;

WHEREAS, the proceeds of the Extensions of Credit will be used in part to enable the Borrower to make valuable transfers to the Guarantors in connection with the operation of their respective businesses;

WHEREAS, each Guarantor acknowledges that it will derive substantial direct and indirect benefit from the making of the Extensions of Credit; and

WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective Extensions of Credit to the Borrower under the Loan Agreement that the Guarantors shall have executed and delivered this Guarantee to the Administrative Agent for the benefit of the Guaranteed Parties;

NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Loan Agreement and to induce the respective Lenders to make their respective Extensions of Credit to the Borrower under the Loan Agreement, the Guarantors hereby agree with the Administrative Agent, for the benefit of the Guaranteed Parties, as follows:

1. Defined Terms.

(a) Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.

(b) The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and Section references are to Sections of this Guarantee unless otherwise specified. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.

(c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

2. Guarantee.

(a) Subject to the provisions of Section 2(b) in the case of the Subsidiary Guarantors, each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees, as primary obligor and not merely as surety, to the Administrative Agent, for the ratable benefit of the Guaranteed Parties, the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations of anyone other than such Guarantor (including amounts that would become due for operation of the automatic stay under 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)).

(b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Subsidiary Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount that can be guaranteed by such Guarantor under the Bankruptcy Code or any applicable laws relating to fraudulent conveyances, fraudulent transfers or the insolvency of debtors.

(c) Each Guarantor further agrees to pay any and all expenses (including all reasonable fees and disbursements of counsel) that may be paid or incurred by the Administrative Agent or any other Guaranteed Party in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, such Guarantor under this Guarantee.

(d) Each Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing this Guarantee or affecting the rights and remedies of the Administrative Agent or any other Guaranteed Party hereunder.

(e) No payment or payments made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any other Guaranteed Party from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder, which shall, notwithstanding any such payment or payments, other than payments made by such Guarantor in respect of the Obligations or payments received or collected from such Guarantor in respect of the Obligations, remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until the Obligations under the Loan Documents are paid in full and the Commitments are terminated.

(f) Each Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Administrative Agent or any other Guaranteed Party on account of its liability hereunder, it will notify the Administrative Agent in writing that such payment is made under this Guarantee for such purpose.

3. Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder (including by way of set-off rights being exercised against it), such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder who has not paid its proportionate share of such payment. Each Guarantor ‘s right of contribution shall be subject to the terms and conditions of Section 5 hereof. The provisions of this Section 3 shall in no respect limit the obligations and liabilities of any Guarantor to the Administrative Agent and the other Guaranteed Parties, and each Guarantor shall remain liable to the Administrative Agent and the other Guaranteed Parties up to the maximum liability of such Guarantor hereunder.

4. Right of Set-off. In addition to any rights and remedies of the Guaranteed Parties provided by law, each Guarantor hereby irrevocably authorizes each Guaranteed Party at any time and from time to time following the occurrence and during the continuance of an Event of Default, without notice to such Guarantor or any other Guarantor, any such notice being expressly waived by each Guarantor, upon any amount becoming due and payable by such Guarantor hereunder (whether at stated maturity, by acceleration or otherwise), to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Guaranteed Party to or for the credit or the account of such Guarantor. Each Guaranteed Party shall notify such Guarantor promptly of any such set-off and the appropriation and application made by such Guaranteed Party, provided that the failure to give such notice shall not affect the validity of such set-off and application.

5. No Subrogation. Notwithstanding any payment or payments made by any of the Guarantors hereunder or any set-off or appropriation and application of funds of any of the Guarantors by the Administrative Agent or any other Guaranteed Party, no Guarantor shall be entitled to be subrogated to any of the rights (or if subrogated by operation of law, such Guarantor hereby waives such rights to the extent permitted by Applicable Law) of the Administrative Agent or any other Guaranteed Party against the Borrower or any Guarantor or other guarantor or any collateral security or guarantee or right of offset held by the Administrative Agent or any other Guaranteed Party for the payment of any of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any Guarantor or other guarantor in respect of payments made by such Guarantor hereunder, in each case, until all amounts owing to the Administrative Agent and the other Guaranteed Parties on account of the Obligations under the Loan Documents are paid in full and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all the Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Administrative Agent and the other Guaranteed Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Obligations, whether due or to become due, in such order as the Administrative Agent may determine.

6. Amendments, etc. with Respect to the Obligations; Waiver of Rights. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, (a) any demand for payment of any of the Obligations made by the Administrative Agent or any other Guaranteed Party may be rescinded by such party and any of the Obligations continued, (b) the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any other Guaranteed Party, (c) the Loan Agreement, the other Loan Documents, and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders, as the case may be) may deem advisable from time to time, and (d) any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any other Guaranteed Party for the payment of any of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any other Guaranteed Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against any Guarantor, the Administrative Agent or any other Guaranteed Party may, but shall be under no obligation to, make a similar demand on the Borrower or any Guarantor or any other person, and any failure by the Administrative Agent or any other Guaranteed Party to make any such demand or to collect any payments from the Borrower or any Guarantor or any other person or any release of the Borrower or any Guarantor or any other person shall not relieve any Guarantor in respect of which a demand or collection is not made or any Guarantor not so released of its several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Administrative Agent or any other Guaranteed Party against any Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

Further, each Guarantor expressly waives each and every right to which it may be entitled by virtue of the suretyship law of the state of Texas, including without limitation, any rights pursuant to Rule 31, Texas Rules of Civil Procedure, Articles 1986 and 1987, Revised Civil Statutes of Texas and Chapter 34 of the Texas Business and Commerce Code.

7. Guarantee Absolute and Unconditional.

(a) Each Guarantor waives any and all notice of the creation, contraction, incurrence, renewal, extension, amendment, waiver or accrual of any of the Obligations, and notice of or proof of reliance by the Administrative Agent or any other Guaranteed Party upon this Guarantee or acceptance of this Guarantee. All Obligations shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended, waived or accrued, in reliance upon this Guarantee, and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Administrative Agent and the other Guaranteed Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee. To the fullest extent permitted by Applicable Law, each Guarantor waives diligence, promptness, presentment, protest and notice of protest, demand for payment or performance, notice of default or nonpayment, notice of acceptance and any other notice in respect of the Obligations or any part of them, and any defense arising by reason of any disability or other defense of the Borrower or any of the Guarantors with respect to the Obligations. Each Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of the Loan Agreement, any other Loan Document, any of the Obligations or any collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any other Guaranteed Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) that may at any time be available to or be asserted by the Borrower against the Administrative Agent or any other Guaranteed Party or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) that constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Obligations, or of such Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against any Guarantor, the Administrative Agent and any other Guaranteed Party may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrower or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any other Guaranteed Party to pursue such other rights or remedies or to collect any payments from the Borrower or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve such Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent and the other Guaranteed Parties against such Guarantor.

(b) This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Guarantor and the successors and assigns thereof and shall inure to the benefit of the Administrative Agent and the other Guaranteed Parties and their respective successors, indorsees, transferees and assigns until all Obligations (other than any contingent indemnity obligations not then due) shall have been satisfied by payment in full and the Commitments thereunder shall be terminated, notwithstanding that from time to time during the term of the Loan Agreement, the Loan Parties may be free from any Obligations.

(c) A Guarantor shall automatically be released from its obligations hereunder and the Guarantee of such Guarantor shall be automatically released under the circumstances described in Section 13.1(d) of the Loan Agreement.

8. Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any other Guaranteed Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

9. Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim in Dollars at the Administrative Agent’s Office. Each Guarantor agrees that the provisions of Sections 5.4 and 13.20 of the Loan Agreement shall apply to such Guarantor ‘s obligations under this Guarantee.

10. Representations and Warranties; Covenants.

(a) Each Guarantor hereby represents and warrants that the representations and warranties set forth in Section 8 of the Loan Agreement as they relate to such Guarantor and in the other Loan Documents to which such Guarantor is a party, each of which is hereby incorporated herein by reference, are true and correct in all material respects as of the Closing Date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date), and the Administrative Agent and each other Guaranteed Party shall be entitled to rely on each of them as if they were fully set forth herein.

(b) Each Guarantor hereby covenants and agrees with the Administrative Agent and each other Guaranteed Party that, from and after the date of this Guarantee until the Obligations are paid in full and the Commitments are terminated, such Guarantor shall take, or shall refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that no violation of any provision, covenant or agreement contained in Section 9 of the Loan Agreement, and no Default or Event of Default, is caused by any act or failure to act of such Guarantor or any of its Subsidiaries.

11. Authority of the Administrative Agent.

(a) The Administrative Agent enters into this Guarantee in its capacity as agent for the Guaranteed Parties from time to time. The rights and obligations of the Administrative Agent under this Guarantee at any time are the rights and obligations of the Guaranteed Parties at that time. Each of the Guaranteed Parties has (subject to the terms of the Loan Documents) a several entitlement to each such right, and a several liability in respect of each such obligation, in the proportions described in the Loan Documents. The rights, remedies and discretions of the Guaranteed Parties, or any of them, under this Guarantee may be exercised by the Administrative Agent. No party to this Guarantee is obliged to inquire whether an exercise by the Administrative Agent of any such right, remedy or discretion is within the Administrative Agent’s authority as agent for the Guaranteed Parties.

(b) Each party to this Guarantee acknowledges and agrees that any changes (in accordance with the provisions of the Loan Documents) in the identity of the persons from time to time comprising the Guaranteed Parties gives rise to an equivalent change in the Guaranteed Parties, without any further act. Upon such an occurrence, the persons then comprising the Guaranteed Parties are vested with the rights, remedies and discretions and assume the obligations of the Guaranteed Parties under this Guarantee. Each party to this Guarantee irrevocably authorizes the Administrative Agent to give effect to the change in Lenders contemplated in this Section 11(b) by countersigning an Assignment and Acceptance.

12. Notices. All notices, requests and demands pursuant hereto shall be made in accordance with Section 13.2 of the Loan Agreement. All communications and notices hereunder to any Guarantor shall be given to it in care of the Borrower at the Borrower’s address set forth in Section 13.2 of the Loan Agreement.

13. Counterparts. This Guarantee may be executed by one or more of the parties to this Guarantee on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Guarantee signed by all the parties shall be lodged with the Administrative Agent and the Borrower.

14. Severability. Any provision of this Guarantee that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

15. Integration. THIS GUARANTEE TOGETHER WITH THE OTHER LOAN DOCUMENTS REPRESENT THE AGREEMENT OF EACH GUARANTOR AND THE ADMINISTRATIVE AGENT WITH RESPECT TO THE SUBJECT MATTER HEREOF, AND THERE ARE NO PROMISES, UNDERTAKINGS, REPRESENTATIONS OR WARRANTIES BY THE ADMINISTRATIVE AGENT OR ANY OTHER GUARANTEED PARTY RELATIVE TO THE SUBJECT MATTER HEREOF NOT EXPRESSLY SET FORTH OR REFERRED TO HEREIN OR IN THE OTHER LOAN DOCUMENTS.

16. Amendments in Writing; No Waiver; Cumulative Remedies.

(a) None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the affected Guarantors and the Administrative Agent in accordance with Section 13.1 of the Loan Agreement.

(b) Neither the Administrative Agent nor any other Guaranteed Party shall by any act (except by a written instrument pursuant to Section 16(a)), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any other Guaranteed Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any other Guaranteed Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Administrative Agent or any Guaranteed Party would otherwise have on any future occasion.

(c) The rights, remedies, powers and privileges herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

17. Section Headings. The Section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

18. Successors and Assigns. This Guarantee shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Administrative Agent and the other Guaranteed Parties and their respective successors and assigns except that no Guarantor may assign, transfer or delegate any of its rights or obligations under this Guarantee without the prior written consent of the Administrative Agent.

19. Additional Guarantors. Each Subsidiary of the Company that is required to become a party to this Guarantee pursuant to Section 9.13 of the Loan Agreement shall become a Guarantor, with the same force and effect as if originally named as a Guarantor herein, for all purposes of this Guarantee, upon execution and delivery by such Subsidiary of a written supplement substantially in the form of Annex A hereto or in such other form as is reasonably satisfactory to the Administrative Agent. The execution and delivery of any instrument adding an additional Guarantor as a party to this Guarantee shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Guarantee.

20. WAIVER OF JURY TRIAL. EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE, ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

21. Submission to Jurisdiction; Waivers; Service of Process. Each Guarantor hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Guarantee and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Guarantor in care of the Borrower at the Borrower’s address set forth in the Loan Agreement, and such Person hereby irrevocably authorizes and directs the Borrower to accept such service on its behalf;

(d) agrees that nothing herein shall affect the right of the Administrative Agent or any other Guaranteed Party to effect service of process in any other manner permitted by law or shall limit the right of the Administrative Agent or any other Guaranteed Party to sue in any other jurisdiction;

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 21 any special, exemplary, punitive or consequential damages; and

(f) agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law.

22. GOVERNING LAW. THIS GUARANTEE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

23. Oncor Separateness. (a) The Administrative Agent, on behalf of itself and the Guaranteed Parties, hereby acknowledges (i) the legal separateness of the Borrower and the Guarantors from Oncor Holdings and its Subsidiaries, (ii) that the lenders under the Oncor Electric Delivery Facility and the noteholders under the Existing Oncor Notes and under the transition bonds have likely advanced funds thereunder in reliance upon the separateness of Oncor and its Subsidiaries from the Borrower and the Guarantors, (iii) that Oncor Holdings and its Subsidiaries have assets and liabilities that are separate from those of the Borrower and its other Subsidiaries, (iv) that the Obligations are obligations and liabilities of the Borrower and the Guarantors only, and are not the obligations or liabilities of Oncor Holdings or any of its Subsidiaries, (v) that the Guaranteed Parties shall look solely to the Borrower, the Guarantors and their assets, and not to any assets, or to the pledge of any assets, owned by Oncor Holdings or any of its Subsidiaries, for the repayment of any amounts payable pursuant to the Loan Documents and for satisfaction of any other Obligations, and (vi) that none of Oncor Holdings or its Subsidiaries shall be personally liable to the Guaranteed Parties for any amounts payable, or any other Obligation, under the Loan Documents.

(b) The Administrative Agent, on behalf of itself and the Guaranteed Parties, hereby acknowledges and agrees that it and the Guaranteed Parties shall not (i) initiate any legal proceeding to procure the appointment of an administrative receiver, or (ii) institute any bankruptcy, reorganization, insolvency, winding up, liquidation, or any like proceeding under Applicable Law, against Oncor Holdings, Oncor, or any of their Subsidiaries, or against any of Oncor Holdings’, Oncor’s, or any of their Subsidiaries’ assets. The Administrative Agent, on behalf of itself and the Guaranteed Parties, further acknowledges and agrees that each of Oncor Holdings, Oncor, and their Subsidiaries is a third party beneficiary of the foregoing covenant and shall have the right to specifically enforce such covenant in any proceeding at law or in equity.

[Signature pages follow]

ENERGY FUTURE COMPETITIVE HOLDINGS COMPANY, as Guarantor

/s/ Anthony R. Horton
Name:	Anthony R. Horton
Title:	Authorized Signatory

[SIGNATURE PAGE TO TCEH SENIOR UNSECURED GUARANTEE]

BIG BROWN 3 POWER COMPANY LLC

BIG BROWN LIGNITE COMPANY LLC

BIG BROWN POWER COMPANY LLC

COLLIN POWER COMPANY LLC

DECORDOVA POWER COMPANY LLC

GENERATION MT COMPANY LLC

GENERATION SVC COMPANY

LAKE CREEK 3 POWER COMPANY LLC

LUMINANT BIG BROWN MINING COMPANY LLC

LUMINANT ENERGY COMPANY LLC

LUMINANT ENERGY SERVICES COMPANY

LUMINANT GENERATION COMPANY LLC

LUMINANT HOLDING COMPANY LLC

LUMINANT MINERAL DEVELOPMENT COMPANY LLC

LUMINANT MINING COMPANY LLC

LUMINANT MINING SERVICES COMPANY

LUMINANT POWER SERVICES COMPANY

LUMINANT RENEWABLES COMPANY LLC

MARTIN LAKE 4 POWER COMPANY LLC

MONTICELLO 4 POWER COMPANY LLC

MORGAN CREEK 7 POWER COMPANY LLC

NCA RESOURCES DEVELOPMENT COMPANY LLC

OAK GROVE MANAGEMENT COMPANY LLC

OAK GROVE MINING COMPANY LLC

OAK GROVE POWER COMPANY LLC

SANDOW POWER COMPANY LLC

TRADINGHOUSE 3 & 4 POWER COMPANY LLC

TRADINGHOUSE POWER COMPANY LLC

TXU CHILLED WATER SOLUTIONS COMPANY

TXU ENERGY RETAIL COMPANY LLC

TXU ENERGY RETAIL MANAGEMENT COMPANY LLC

TXU ENERGY SOLUTIONS COMPANY LLC

TXU ENERGY TRADING (CALIFORNIA) COMPANY

TXU ET SERVICES COMPANY

TXU RETAIL SERVICES COMPANY

TXU SEM COMPANY

TXU SESCO COMPANY LLC

TXU SESCO ENERGY SERVICES COMPANY

VALLEY NG POWER COMPANY LLC

VALLEY POWER COMPANY LLC

WICHITA/VICTORY AVE., LLC,

each, as Guarantor,

/s/ Anthony R. Horton
Name:	Anthony R. Horton
Title:	Authorized Signatory

[SIGNATURE PAGE TO TCEH SENIOR UNSECURED GUARANTEE]

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent

/s/ Henry F. D’Alessandro
Name:	Henry F. D’Alessandro
Title:	Vice President

[SIGNATURE PAGE TO TCEH SENIOR UNSECURED GUARANTEE]

ANNEX A TO

THE SENIOR UNSECURED GUARANTEE

SUPPLEMENT NO. [ ] dated as of [            ] to the GUARANTEE dated as of October 10, 2007 (the “Supplement”), among each of the Guarantors listed on the signature pages thereto (each such signatory individually, a “Guarantor “ and, collectively, the “Guarantors”), and Morgan Stanley Senior Funding, Inc., as Administrative Agent for the Lenders from time to time parties to the Loan Agreement referred to below.

A. Reference is made to that certain Senior Unsecured Interim Loan Agreement, dated as of October 10, 2007 (as the same may be amended, restated, supplemented or otherwise modified, refinanced or replaced from time to time, the “Loan Agreement”), among Energy Future Competitive Holdings Company, a Texas corporation (“US Holdings”), Texas Competitive Electric Holdings Company LLC, a Delaware limited liability company (the “Company”), TCEH Finance, Inc., a Delaware corporation (“TCEH” together with the Company, the “Borrower”), the lenders or other financial institutions or entities from time to time parties thereto (the “Lenders”), Morgan Stanley Senior Funding, Inc., as Administrative Agent and the other Agents party thereto.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guarantee.

C. The Guarantors have entered into the Guarantee in order to induce the Administrative Agent and the Lenders to enter into the Loan Agreement and to induce the Lenders to make their respective Extensions of Credit to the Borrower under the Loan Agreement.

D. Section 9.13 of the Loan Agreement and Section 19 of the Guarantee provide that additional Subsidiaries may become Guarantors under the Guarantee by execution and delivery of an instrument in the form of this Supplement. Each undersigned Subsidiary (each a “New Guarantor “) is executing this Supplement in accordance with the requirements of the Loan Agreement to become a Guarantor under the Guarantee in order to induce the Lenders to make additional Extensions of Credit, and as consideration for Extensions of Credit previously made.

Accordingly, the Administrative Agent and each New Guarantor agrees as follows:

SECTION 1. In accordance with Section 19 of the Guarantee, each New Guarantor by its signature below becomes a Guarantor under the Guarantee with the same force and effect as if originally named therein as a Guarantor, and each New Guarantor hereby (a) agrees to all the terms and provisions of the Guarantee applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date). Each reference to a Guarantor in the Guarantee shall be deemed to include each New Guarantor. The Guarantee is hereby incorporated herein by reference.

SECTION 2. Each New Guarantor represents and warrants to the Administrative Agent and the other Guaranteed Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency or other similar laws affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).

SECTION 3. This Supplement may be executed by one or more of the parties to this Supplement on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Supplement signed by all the parties shall be lodged with the Borrower and the Administrative Agent. This Supplement shall become effective as to each New Guarantor when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of such New Guarantor and the Administrative Agent.

SECTION 4. Except as expressly supplemented hereby, the Guarantee shall remain in full force and effect.

SECTION 5. THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 6. Any provision of this Supplement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and in the Guarantee, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All notices, requests and demands pursuant hereto shall be made in accordance with Section 13.2 of the Loan Agreement. All communications and notices hereunder to each New Guarantor shall be given to it in care of the Borrower at the Borrower’s address set forth in Section 13.2 of the Loan Agreement.